UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
Delaware    001-35257    27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1614 15th Street, Suite 300 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 17, 2013, American Midstream Partners, LP (the “Partnership”) completed the acquisition by merger (“the Merger”) of Blackwater Midstream Holdings LLC (“Blackwater”), an owner, developer and operator of petroleum, agricultural, and chemical liquid terminal storage facilities.
High Point Infrastructure Partners, LLC, an affiliate of ArcLight Capital Partners, LLC (“ArcLight”), acquired a controlling interest in the general partner of the Partnership on April 15, 2013. On that date and on the date of the Merger, Blackwater was also controlled by affiliates of ArcLight. As a result, the Merger of Blackwater represents a transaction between entities under common control and a change in reporting entity. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period or date of common control. As a result, the Partnership is providing consolidated interim financial statements to include Blackwater in the financial results of the Partnership for all periods presented subsequent to April 15, 2013 (the "date of common control").
Accordingly, we have recast certain information within our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2013 (the "Previously Filed Quarterly Report") to reflect the impact of this Merger as of April 15, 2013:

•	Part I, Item 1. Financial Statements and

•	Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

As this Current Report on Form 8-K is being filed only for purpose described above, and only affects the Items specified above, the other information in the Previously Filed Quarterly Report remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Quarterly Report except for within the Items noted above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Quarterly Report or modify or update any related disclosures. Information within the Previously Filed Quarterly Report not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Previously Filed Quarterly Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Quarterly Report. In addition, on January 22, 2014, the Partnership filed a separate Current Report on Form 8-K for the purpose of recasting certain information to reflect the impact of the Merger as of the date of common control for all periods presented within certain sections of the Partnership's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2013.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. See “Exhibits Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP By: American Midstream GP, LLC, its General Partner
Date: January 22, 2014	By: /s/ Daniel C. Campbell Name: Daniel C. Campbell Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number        Description

99.1
Updated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.DEF	XBRL Definition Linkbase Document

101.LAB	XBRL Label Linkbase Document

101.PRE	XBRL Presentation Linkbase Document

Attached as Exhibit 101 to this report are documents formatted in XBRL (Extensible Business Reporting Language). The financial information contained in the XBRL-related documents is "unaudited" or "unreviewed."